Subsequent Events	6 Months Ended
Sep. 30, 2014
Subsequent Events
Subsequent Events

Note 15 — Subsequent Events

Water Solutions Facility Acquisitions

As described in Note 4, we are party to a development agreement that provides us a right to purchase water disposal facilities developed by the other party to the agreement. During October and November 2014, we purchased five facilities under this development agreement and paid $52.2 million of cash for these facilities.

Sale of Natural Gas Liquids Terminal

In November 2014, we reached an agreement to sell one of our natural gas liquids terminals. We expect the sale to close in December 2014. We expect to record during the three months ending December 31, 2014 a loss on disposal of approximately $29.0 million, consisting of a loss of $21.0 million on property, plant and equipment and $8.0 million of allocated goodwill.